UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                        PURSUANT TO SECTION 13 FOR 15(D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of Event Requiring Report: August 6, 1998




                        AMERIRESOURCE TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified on its Charter)


                  0-20033                                  84-1084784
         (Commission File Number)           (IRS Employer Identification Number)


                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)




                              8815 East Long Street
                              Lenexa, Kansas 66215
                    (Address of Principal Executive Offices)




                                 (913) 859-9292
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------


ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On June 29, 1998, AmeriResource Technologies, Inc. (the "Company") entered into an Agreement For the Exchange of Stock (the "Agreement") with First Americans Mortgage Corporation, a Missouri Corporation ("FAMC") and its shareholders. The Company issued a total of Seventy Million (70,000,000) shares of its common stock $.0001 par value, in exchange for 100% of FAMC's issued and outstanding shares of common stock.

         The FAMC shareholders included Delmar Janovec, the Company's president, Tomahawk Construction Company, a wholly owned subsidiary of the Company and Dustan Shepherd. On July 20, 1998, the Company delivered Twenty-Five Million (25,000,000) shares to Dustan Shepherd in exchange for Fourteen Thousand Seven Hundred (14,700)FAMC shares, One Million (1,000,000) shares to Tomahawk Construction Company in exchange for Seventy (70) FAMC shares and Forty Four Million (44,000,000) shares to Delmar Janovec in exchange for Fifteen Thousand Two Hundred Thirty (15,230) FAMC shares. The Company did not rely on any specific principle in determining the amount of consideration paid for its 100% interest in FAMC.

         The Company  considered  the  potential  earnings of FAMC,  its current financial condition FAMC's ability to secure funding in order to process mortgages and many other factors regarding the Company's current capitalization in determining the consideration it paid for the FAMC shares. The Company's beliefs concerning FAMC's ability to obtain funding came to fruition subsequent to the signing of the Agreement when FAMC secured Ten Million ($10,00,000) dollars in funding through a pilot program with the Chickasaw Nation, PMI Mortgage Insurance Co., Freddie Mac and FT Mortgage Companies. The Company also has reason to believe that FAMC is within 30 to 60 days of obtaining $20,000,000 in additional funding through two other tribes. The above factors are believed to be worth the market value of the Seventy Million (70,000,000) shares of the Company's common stock as quoted on the NASDAQ Bulletin Board on June 29, 1998. On June 29, 1998, the Company's shares were trading at approximately $.02 per share while the Company's book value per share was $0. Consequently, the Company's Board of Directors believed that the acquisition of FAMC was worth at least $140,000 based upon its potential to generate revenues and supplement the Company's current construction services targeting Native Americans.

         The Company acquired FAMC in an effort to supplement its construction services. FAMC is a mortgage company specializing in providing financing for Native Americans to purchase new or existing housing and for rehabilitating housing projects. The Company's plans include building homes for Native Americans through its construction subsidiaries and also providing financing through FAMC. The Company's intentions are to provide all the necessary services to enable Native Americans to obtain affordable housing which will include both construction and financing. The Company anticipates that the acquisition of FAMC will enable the Company to increase revenues, generate earnings and increase shareholder value.

         The Company acquired effective control of FAMC at closing. The Company closed on the transaction on August 6, 1998, after the delivery and receipt of all the respective shares and documentation as required by the Agreement.




ITEM 7:           FINANCIAL STATEMENTS AND EXHIBITS

          Financial Statement


                         FIRST AMERICANS MORTGAGE CORP.
                                 Balance Sheets
                             June 30, 1998 and 1997


                                                                 1998       1997

                                     ASSETS

Current Assets:
     Cash ................................................   $  2,308   $    353
     Accounts receivable .................................      9,250       --
                                                             --------   --------
         Total current assets ............................   $ 11,558   $    353
                                                             --------   --------

Property and Equipment:
     Office equipment ....................................   $ 15,754   $ 15,754
     Less: Accumulated depreciation ......................      6,748      3,644
                                                             --------   --------
                                                             $  9,006   $ 12,110
Other Assets:
     Marketable equity securities (Note 2) ...............   $264,000   $100,000
     Stockholder note receivable (Note 3) ................    165,068    159,487
     Organization costs, net of amortization .............        600        900
                                                             --------   --------
                                                             $429,668   $260,387



                                                             $450,232   $272,850
                                                             ========   ========

                         FIRST AMERICANS MORTGAGE CORP.
                                 Balance Sheets
                             June 30, 1998 and 1997




                      LIABILITIES AND STOCKHOLDERS' EQUITY
                                                     1998              1997
Current Liabilities:
     Accounts payable                           $       5,805       $    28,979
     Payroll taxes withheld and accrued                17,289             2,595
     Accured interest payable                           9,237             1,916
     Accrued salaries                                  34,157             6,147
     Accrued reporting fees                             3,157             4,437
     Loan from stockholder (Note 4)                     3,530               616
     Short term debt (Note 5)                         188,027           201,314
                                                  -------------     -----------
         Total current liabilities               $    261,202       $   246,004
                                                  -------------     -----------

Stockholders' Equity:
  Common stock - $.01 par value;
  authorized,issued and outstanding
  30,000 shares                                  $        300       $       300
     Additional paid-in capital                       936,929           826,929
     Accumulated deficit                             (748,199)         (800,383)
                                                  -------------      -----------
         Total                                   $    189,030       $    26,846

                                                 $    450,232       $    272,850
                                                  =============     ============

                         FIRST AMERICANS MORTGAGE CORP.
                        Statements of Accumulated Deficit
                       Years ended June 30, 1998 and 1997


                                                    1998                   1997

Accumulated Deficit, beginning of year         $  (800,383)       $    (302,045)

Net loss for the year                             (122,767)            (148,338)

Decrease (increase) in unrealized losses on
  marketable equity securities                     174,951             (350,000)
                                               ----------------    -------------

Accumulated deficit, end of year               $  (748,199)        $   (800,383)
                                               ================   ==============

                         FIRST AMERICANS MORTGAGE CORP.
                            Statements of Operations
                       Years ended June 30, 1998 and 1997


                                                           1998            1997

Sales ..........................................      $  86,515       $ 126,116
Cost of sales ..................................          4,227          48,583
                                                      ---------       ---------

Gross profit ...................................      $  82,288       $  77,533

General and administrative expenses ............        102,833         200,570
                                                      ---------       ---------

Loss from operations ...........................      $ (20,545)      $(123,037)
                                                      ---------       ---------

Other Income (Expense):
     Interest income ...........................      $   5,581       $    --
     Loss on sale securities ...................        (85,025)         (4,345)
     Interest expense ..........................        (22,778)        (20,956)
                                                      ---------       ---------
         Total other income (expense) ..........       (102,222)      $ (25,301)
                                                      ---------       ---------

Net loss .......................................      $(122,767)      $(148,338)
                                                      =========       =========

                         FIRST AMERICANS MORTGAGE CORP.
                            Statements of Cash Flows
                       Years ended June 30, 1998 and 1997


                                                      1998         1997

Cash Flows from Operating Activities:
     Net loss ................................   $(122,767)   $(148,338)
                                                 ---------    ---------
     Adjustments to Reconcile Net Loss to Net
         Cash Used in Operating Activities:
         Depreciation and amortization .......   $   3,404    $   2,898
         Loss on sale of securities ..........      85,025        4,345
         Increase in accounts receivable .....      (9,250)        --
         Increase in accounts payable and
         accrued expenses ....................      25,571       42,548
                                                 ---------    ---------
     Total adjustments .......................   $ 104,750    $  49,791
                                                 ---------    ---------
         Net cash used in operating activities   $ (18,017)   $ (98,547)
                                                 ---------    ---------

Cash Flows from Investing Activities:
     Proceeds from sale of securities ........   $  35,926    $    --
     Capital expenditures ....................        --         (5,055)
     Increase in stockholder note receivable .      (5,581)        --
     Decrease in deposits ....................        --          3,500
                                                 ---------    ---------
         Net cash provided by (used in)
         investing activities ................   $  30,345    $  (1,555)
                                                 ---------    ---------

Cash Flows from Financing Activities:
     Proceeds from short-term debt ...........   $   2,914    $  94,803
     Repayment of short-term debt ............     (13,287)      (2,054)
                                                 ---------    ---------
         Net cash provided by (used in
           financing activities ..............   $ (10,373)   $  92,749
                                                 ---------    ---------

Net increase (decrease) in cash and cash
 equivalents .................................   $   1,955    $  (7,353)

Cash and cash equivalents, beginning of year .         353        7,706
                                                 ---------    ---------

Cash and cash equivalents, end of year .......   $   2,308    $     353
                                                 =========    =========

                         FIRST AMERICANS MORTGAGE CORP.
                              Financial Statements
                             June 30, 1998 and 1997



                                TABLE OF CONTENTS


Independent Auditors' Report                                                F-1

 Financial Statements:

         Balance Sheets                                                      F-2
         June 30, 1998 and 1997

         Statements of Accumulated Deficit                                   F-3
         Years ended June 30, 1998 and 1997

         Statements of Operations                                            F-4
         Years ended June 30, 1998 and 1997

         Statement of Cash Flows                                             F-5
         Years ended June 30, 1998 and 1997

Notes to the Financial Statements                                            F-6

                           Bateson & Wiederholt, P.C.
                          Certified Public Accountants
                              1900 Erie, Suite 140
                        North Kansas City, Missouri 64110
                                 (816) 842-1177
                               FAX (816( 842-5577


JOHN B. BATESON, CPA                                  RANDALL J. WIEDERHOLT, CPA


INDEPENDENT AUDITORS' REPORT

To the Board of Directors
First Americans Mortgage Corp.
Lenexa, Kansas

         We have audited the accompanying balance sheet of First Americans Mortgage Corp. as of June 30, 1998 and 1997 and the related statements of accumulated deficit, operations and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Americans Mortgage Corp. at June 30, 1998 and 1997, and the results of its operations and its cash flows for the years then ended, in conformity with Generally Accepted Accounting Principles.

/s/ Bateson & Weiderholt PC

August 17, 1998

                         FIRST AMERICANS MORTGAGE CORP.
                        Notes to the Financial Statements
                             June 30, 1998 and 1997


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Business Activity - The Company is a mortgage company specializing in providing Native Americans financing for new, existing and rehabilitated housing projects. The Company was incorporated on July 31, 1995, in Missouri. Corporate officers are located in Lenexa, Kansas.

         Revenue and Cost Recognition - The Company recognizes revenues from its customers on the accrual basis. Revenue is recognized when billed.

         Property and Equipment - Property and equipment are carried at cost. Depreciation of property and equipment is provided using the straight-line method for financial reporting purposes at rates based on the following estimated useful lives:
                                                                  YEARS
                                    Office equipment               5-7

         For federal income tax purposes, depreciation is computed using the modified accelerated cost recovery system. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

         Allowance for Doubtful Accounts - No allowance for doubtful accounts has been made. Receivables are written off when they are determined uncollectible. At year-end all receivables are considered to be fully collectible.

         Cash and Cash Equivalents - For purposes of the statement of Cash Flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

         Compensated Absences - The Company's policy is to recognize the costs of compensated absences for vacations and sick days when paid to employees. It is impracticable to estimate the amount of compensation for future absences and, accordingly, no liability has been recorded in the accompanying financial statements.

2.       MARKETABLE EQUITY SECURITIES

         Marketable equity securities are carried at the lower of aggregate cost of quoted market value of the securities. The securities consists of the following:
                                                          1998              1997
                                                      -----------       --------

         5,000,000 shares Amerisource Technologies, Inc.
           Quoted market price                                     $     100,000
           Original cost of securities                                   650,000
                                                                       ---------

           Unrealized loss to date                                $    (550,000)
                                                                      ----------

         13,200,000 shares Amerisource
                Technologies, Inc.
           Quoted market price                       $  264,000
           Original cost of securities                  639,050
                                                     ----------

           Unrealized loss to date                   $(375,050)
                                                     ----------


3.       NOTE RECEIVABLE

         Note receivable consists of an unsecured loan to the stockholder. Interest accrues at 3.5% and is due at maturity on June 30, 2000.


4.       LOANS FROM STOCKHOLDER

         Loan from stockholder consists of the following:
                                                            1998          1997
                                                          ---------      -------

         Notes dated June 30, 1997, payable
         to Delmar A. Janovec in the original
         amount of $616, unsecured.
         The note bears interest at 8.5%
         and is due in full on  June 30, 1998.           $     -       $    616

         Note dated June 30, 1998, payable
         to Delmar A. Janovec in the original
         amount of $3,530, unsecured.
         The note bears interest at 8.5%
         and is due in full on June 30, 1999.                3,530           -
                                                           ---------   ---------

                                                         $   3,530     $     616
                                                         ===========   =========

5.       SHORT-TERM DEBT

         Short-term debt consists of the following:
                                                         1998              1997
                                                       -----------     ---------

         Note dated December 31, 1996, payable
         to Tomahawk  Construction Company in the
         original amount of $41,234,  unsecured.
         The note bears interest at 8.5% and is
         due in full on December 31, 1997.             $     -       $    41,234

         Note dated December 31, 1996, payable
         to Tomahawk  Construction Company in the
         original amount of $43,339,  unsecured.
         The note bears interest at 8.5% and is
         due in full on December 31, 1997.                   -            43,339

         Note dated June 30, 1997, payable
         to Tomahawk  Construction  Company in
         the original  amount of $9,241,  unsecured.
         The note bears interest at 8.5% and is due
         in full on June 30, 1998.                           -             9,241

         Note dated June 11, 1996,  payable to
         Barrick  Properties,  L.C. in the original
         amount of $25,000,  secured by 250,000
         shares of Amerisource Technologies, Inc.
         The note calls for twelve equal payments
         of interest at 10%  beginning  on July 1,
         1996.  The note  was due  July 1,  1997,
         however the company has been granted an
         extension agreement until August, 1998            3,114          25,000

         Note dated January 3, 1997, payable to
         Barrick Properties, L.C. in the origina
         amount of $25,000, secured by 1,250,000
         shares of Amerisource Technologies,
         Inc.  The note calls for twelve equal
         payments of interest at 10%.  The note
         is due in full on August 30, 1998.                25,625         25,000

         Note dated October 15, 1997,  payable
         to the Terrance W. McClure Family
         Trust in the original amount of $30,000
         secured by 1,500,000 shares of
         Amerisource Technologies, Inc. The note
         calls for interest at 10%
         and is due on June 30, 1998.                      30,000         30,000

         Note dated  October 15, 1997,  payable
         to Mary and Clayton Nolan in the
         original amount of $27,500,  secured
         by 1,500,000 shares of Amerisource
         Technologies,

         Inc.  The note calls for interest
         at 10% and is due on June 30, 1998.               27,500         27,500

         Note dated December 31, 1997, payable
         to Tomahawk Construction Company in
         the original amount of $44,739, unsecured.
         The note bears interest at 8.5%
         and is due in full on December 31, 1998.          44,739            -

         Note dated December 31, 1997, payable
         to Tomahawk  Construction Company
         in the original amount of $47,022,
         unsecured.  The note bears interest at
         8.5% and is due in full on December 31, 1998.     47,022            -

         Note dated June 30, 1998, payable to
         Tomahawk  Construction  Company in
         the original amount of $10,027,  unsecured
          The note bears interest at 8.5%
         and is due in full on June 30, 1999.              10,027            -
                                                           ---------   ---------

                                                     $    188,027     $  201,314
                                                        ==========      ========


6.       PROVISION FOR INCOME TAXES

         No provision for income taxes is included in these financial statements as the Company has net operating loss carryforwards of $248,822 that may be offset against future taxable income.  If not used, the carryforwards will expire as follows:

                                    Year 2011                  $     102,657
                                    Year 2012                        146,165
                                                                   ----------

                                                               $     248,822
                                                                   ==========

                                INDEX TO EXHIBITS



EXHIBIT           PAGE              DESCRIPTION
NO.               NO.

10(i)              *         Agreement  for the Exchange of Stock dated June 29,
                             1998,  by and Between  AmeriResource  Technologies,
                             Inc. and First Americans Mortgage Corporation and its shareholders.







                                   SIGNATURES



         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated this 19th day of August 1998.



                                            AmeriResource Technologies, Inc.


                                            By: ___/s/Delmar Janovec____________
                                            Name: Delmar Janovec
                                            Title:   President